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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2009

STAPLES, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-17586 (Commission File Number)	04-2896127 (IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA 01702
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        Amended and Restated 1998 Employee Stock Purchase Plan.    On June 9, 2009, the stockholders of Staples, Inc. (the "Company") approved an amendment to Staples' Amended and Restated 1998 Employee Stock Purchase Plan (the "ESPP") to increase the total number of shares of common stock authorized for issuance under the ESPP by 7,000,000 shares, from 15,750,000 shares to 22,750,000 shares.

        Amended and Restated International Employee Stock Purchase Plan.    On June 9, 2009, the stockholders of the Company also approved an amendment to Staples' Amended and Restated International Employee Stock Purchase Plan (the "IESPP") to increase the total number of shares of common stock authorized for issuance under the IESPP by 1,500,000 shares, from 1,275,000 shares to 2,775,000 shares.

        The ESPP and the IESPP are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

        Performance Share Award Agreement.    On June 8, 2009, the Company adopted a revised form of performance share award agreement for executives under the Company's Amended and Restated 2004 Stock Incentive Plan. The revised form provides for the award of shares following the satisfaction of certain performance objectives based on earnings per share for the fiscal year 2009 performance period. A specified percentage of shares will be awarded based on the level of performance achieved; provided, however, a threshold performance level must be achieved for any shares to be awarded. Shares awarded pursuant to the agreement will vest over three years from the award date. The form of performance share award agreement is attached to this report as Exhibit 10.3 and is incorporated herein by reference.

Item 8.01    Other Events.

        On June 9, 2009, Staples held its Annual Meeting of Stockholders at which the Company's stockholders took the following actions:

  1.
  Staples' stockholders elected the following directors to its board:

DIRECTOR	FOR	AGAINST	ABSTAIN
Basil L. Anderson	516,327,707	122,032,467	1,754,806
Arthur M. Blank	519,931,539	118,560,725	1,622,714
Mary Elizabeth Burton	518,727,044	119,767,914	1,620,021
Justin King	520,297,224	118,065,045	1,752,710
Carol Meyrowitz	520,037,851	118,611,694	1,465,434
Rowland T. Moriarty	506,676,737	131,799,836	1,638,406
Robert C. Nakasone	500,611,005	137,854,841	1,649,132
Ronald L. Sargent	506,290,960	132,197,175	1,626,844
Elizabeth A. Smith	628,585,936	10,885,797	643,246
Robert E. Sulentic	521,912,728	116,462,746	1,739,505
Vijay Vishwanath	511,351,582	127,038,805	1,724,592
Paul F. Walsh	519,068,280	119,168,048	1,878,650

  2.
  Staples' stockholders voted to approve an amendment to Staples' Amended and Restated 1998 Employee Stock Purchase Plan increasing the total number of shares of common stock authorized for issuance under the plan by 7,000,000 shares, from 15,750,000 shares to 22,750,000 shares by a vote of 571,706,646 shares of common stock for, 17,912,974 shares of common stock against and 454,161 shares of common stock abstaining. There were 50,068,793 broker non-votes on this matter.

  3.
  Staples' stockholders voted to approve an amendment to Staples' Amended and Restated International Employee Stock Purchase Plan increasing the total number of shares of common stock authorized for issuance under the plan by 1,500,000 shares, from 1,275,000 shares to 2,775,000 shares by a vote of 583,626,398 shares of common stock for, 5,989,211 shares of common stock against and 456,173 shares of common stock abstaining. There were 50,070,792 broker non-votes on this matter.

  4.
  Staples' stockholders voted to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Staples' independent registered public accounting firm for the current fiscal year by a vote of 634,214,730 shares of common stock for, 5,382,592 shares of common stock against and 545,252 shares of common stock abstaining.

  5.
  The shareholder proposal regarding reincorporation of Staples, Inc. in North Dakota was rejected by a vote of 109,200,559 shares of common stock for, 479,273,174 shares of common stock against and 1,598,924 shares of common stock abstaining. There were 50,069,917 broker non-votes on this matter.

Item 9.01    Financial Statements and Exhibits

        The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2009	STAPLES, INC.
	By:	/s/ KRISTIN A. CAMPBELL Kristin A. Campbell Senior Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated 1998 Employee Stock Purchase Plan
10.2	Amended and Restated International Employee Stock Purchase Plan
10.3	Form of Performance Share Award Agreement

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  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX